[Peoples Benefit Life Insurance Company Letterhead]

September 11, 2003

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Peoples Benefit Life Insurance Company Separate Account V –

Peoples Benefit Marquee Variable Annuity

File No.33-79502, 811-6564, CIK 884067

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Peoples Benefit Life Insurance Company Separate Account V, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: Variable Insurance Products Fund, Variable Insurance Products Fund II, Dreyfus Variable Investment Fund – Service Class, T. Rowe Price International Series, Inc., T. Rowe Price Equity Series, Inc. and PIMCO Advisors VIT. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

•	Variable Insurance Products Fund (CIK: 356494) filed August 29, 2003

•	Variable Insurance Products Fund II (CIK: 831016) filed August 29, 2003

•	Dreyfus Variable Investment Fund-Service Class (CIK: 813383) filed September 4, 2003

•	T. Rowe Price International Series, Inc. (CIK: 918292) filed September 2, 2003

•	T. Rowe Price Equity Series, Inc.(CIK: 918294) filed August 29, 2003

•	PIMCO Advisors VIT (CIK: 923185) filed September 5, 2003

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ BRENDA D. SNEED
Brenda D. Sneed Assistant General Counsel